UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or l5 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2014

Washington Banking Company

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-24503 (Commission File Number)	91-1725825 (I.R.S. Employer Identification Number)

450 SW Bayshore Drive

Oak Harbor, WA 98277

(Address of principal executive offices) (Zip Code)

(360) 679-3121

(Registrant’s telephone number, including area code)

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 4, 2014, Washington Banking Company (“Washington Banking”), its directors and Heritage Financial Corporation (“Heritage”) entered into a Memorandum of Understanding (the “MOU”) with the plaintiffs regarding the settlement of the putative shareholder class action lawsuit captioned In Re Washington Banking Company Shareholder Litigation, Lead Case No. 13-2-38689-5 SEA, pending before the Superior Court of the State of Washington in and for King County (the “Action”).

As described in greater detail in the Proxy Statement of Washington Banking filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2014 (the “Proxy Statement”), the Action alleges that Washington Banking’s directors breached their fiduciary duties to Washington Banking and its shareholders in connection with the transactions contemplated by the Agreement and Plan of Merger, dated October 23, 2013 (the “Merger Agreement”), under which Washington Banking and Heritage will combine their organizations in a strategic combination, with Washington Banking merging with and into Heritage (the “Merger”). The Action also alleges that the disclosures in connection with the Merger are misleading in various respects.

Under the terms of the MOU, Washington Banking, its directors, Heritage and the plaintiffs have reached an agreement in principle to settle the Action. Under the terms of the MOU, plaintiffs’ counsel also has reserved the right to seek an award of attorneys’ fees and costs. If the Court approves the settlement contemplated by the MOU, the lawsuit will be dismissed with prejudice. There can be no assurance, however, that the parties will ultimately enter into a definitive settlement agreement or that the Court will approve the settlement even if the parties enter into such an agreement.  In the absence of either event, the proposed settlement as contemplated by the MOU may be terminated.

The settlement of the Action will not affect the Merger consideration to be paid to Washington Banking’s shareholders in connection with the proposed Merger or the timing of the special meeting of Washington Banking’s shareholders, scheduled for April 15, 2014 in Oak Harbor, Washington, to vote upon a proposal to approve the Merger Agreement.

Washington Banking, its directors and Heritage continue to believe that the Action is without merit, have vigorously denied, and continue to vigorously deny, all of the allegations of wrongful or actionable conduct asserted in the Action, and Washington Banking its directors and Heritage vigorously maintain that they have diligently and scrupulously complied with all applicable fiduciary duties, that the Proxy Statement is complete and accurate in all material respects and that no further disclosure is required under applicable law.  Washington Banking, its directors and Heritage are entering into the MOU and the contemplated settlement solely to eliminate the costs, risks, burden, distraction and expense of further litigation and to put the claims that were or could have been asserted to rest.  Nothing in the MOU, any settlement agreement or any public filing, including this Current Report on Form 8-K, shall be deemed an admission of the legal necessity of filing or the materiality under applicable laws of any of the additional information contained herein or in any public filing associated with the proposed settlement of the Action.

SUPPLEMENT TO PROXY STATEMENT

Pursuant to the MOU, Washington Banking has agreed to provide the additional information set forth below. This information should be read in conjunction with the Proxy Statement and the documents incorporated therein.

Background of the Merger

The following disclosure supplements the section of the Proxy Statement entitled “Background of the Merger” on page 46. The following disclosure is inserted in place of the last sentence of the fourth full paragraph.

“Mr. Wagner informed board members of the pending meeting with Mr. Vance. The board informally approved the meeting and asked Mr. Wagner to report back regarding the meeting.”

The following disclosure supplements the section of the Proxy Statement entitled “Background of the Merger” on page 46. The following disclosure is inserted after the fifth full paragraph.

“Prior to August 2013, Washington Banking had been preliminarily consulting with Sandler regarding strategic opportunities, but those consultations were in the preliminary, business development phase and no engagement had yet been formalized. When the possibility of a transaction with Heritage arose in August 2013, the Washington Banking and Sandler determined to enter a formal engagement. Due to negotiations, the engagement letter was not executed until September 17, 2013. Washington Banking was impressed by Sandler’s advice, experience, and expertise during preliminary consultations and did not consider retaining other or additional financial adviser(s).”

The following disclosure supplements the section of the Proxy Statement entitled “Background of the Merger” on page 47. The following disclosure is inserted as the ninth sentence in the fifth full paragraph.

“The Washington Banking board was aware that negotiation of a transaction would require the companies to enter into a nondisclosure agreement and no formal resolution was adopted.”

The following disclosure supplements the section of the Proxy Statement entitled “Background of the Merger” on page 47. The following disclosure is inserted at the end of the fifth full paragraph.

“Messrs. Wagner and Vance reached a consensus that the framework should be presented to the respective companies’ boards for further consideration.”

The following disclosure supplements the section of the Proxy Statement entitled “Background of the Merger” on page 48. The following disclosure is inserted at the end of the second sentence of the first full paragraph.

“and the board considered the framework and items discussed by Messrs. Vance and Wagner”

The following disclosure supplements the section of the Proxy Statement entitled “Background of the Merger” on page 48. The following disclosure is inserted after the words “seven members from Washington Banking” in the third sentence of the second full paragraph.

“to represent the pro forma ownership of the combined company,”

The following disclosure supplements the section of the Proxy Statement entitled “Background of the Merger” on pages 48-49. The following disclosure is inserted after the words “the Washington Banking board proposed a 0.89000 exchange ratio” in the carryover paragraph on the top of page 49.

“, approximately $1.00 per share more than Heritage’s initial offer”

Opinion of Sandler O’Neill & Partners, L.P.—Financial Advisor to Washington Banking

The following disclosures supplement the information contained in the Proxy Statement under “Opinion of Sandler O’Neill & Partners, L.P.—Financial Advisor to Washington Banking,” which begins on page 69 of the Proxy Statement.

Neither Washington Banking nor Heritage as a matter of course makes public projections as to earnings or other results of operations or aspects of its financial condition due to the unpredictability of the underlying assumptions and estimates inherent in such projections.  In connection with its review of the Merger, however, Sandler O’Neill & Partners, L.P. (“Sandler”) derived financial projections for Washington Banking and Heritage.  Those projections included forecasts of Washington Banking’s and Heritage’s financial results for the years ending December 31, 2013 through December 31, 2018 of (a) earnings, (b) earnings per share, (c) regular dividends per share, (d) tangible book value per share, (e) tangible equity to tangible assets and (f) return on average assets (the “Projections”). The Projections were used by Sandler in connection with its analyses with respect to the fairness, from a financial point of view, of the consideration payable to the holders of Washington Banking’s common stock in connection with the Merger.  Subject to the foregoing, Defendants make the following additional disclosure.

The following disclosure supplements the section of the Proxy Statement entitled “Washington Banking—Net Present Value Analysis” on pages 73-74. The following disclosure is inserted after the words “long-term growth rate” in the second sentence of the last paragraph on page 73.

“of 7.5%”

The following disclosure is inserted after the second sentence of the last paragraph on page 73.

Sandler assumed an annual asset growth rate of 1% for 2014 and 4% for each year thereafter. This analysis resulted in the following forecasted information for each of the years ending December 31, 2013 through December 31, 2018.

	2013	2014	2015	2016	2017	2018
Net Income ($mil)	$16	$16	$17	$19	$20	$21
Net Income Per Share	$1.03	$1.03	$1.11	$1.19	$1.28	$1.38
Regular Dividends Per Share	$0.52	$0.52	$0.56	$0.60	$0.64	$0.69
Tangible Book Value Per Share	$11.47	$12.01	$12.59	$13.20	$13.86	$14.55
Tangible Equity/Tangible Assets	10.78%	11.22%	11.26%	11.36%	11.48%	11.60%
Return on Average Assets	0.97%	0.97%	1.01%	1.05%	1.08%	1.12%

Tangible book value per share and tangible equity to tangible assets are measures that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). Neither tangible book value per share nor tangible equity to tangible assets should be considered in isolation or as a substitute for any measure calculated in accordance with GAAP. Moreover, the manner in which tangible book value per share and tangible equity to tangible assets is calculated may differ from that of other companies reporting measures with similar names. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited.

The following disclosure supplements the section of the Proxy Statement entitled “Heritage—Net Present Value Analysis” on page 75. The following disclosure is inserted after the words “long-term growth rate” in the second sentence of the first paragraph.

“of 7.5%”

The following disclosure is inserted after the second sentence of the first paragraph on page 75.

Sandler assumed an annual asset growth rate of 3% for 2014 and 4% for each year thereafter. This analysis resulted in the following forecasted information for each of the years ending December 31, 2013 through December 31, 2018.

	2013	2014	2015	2016	2017	2018
Net Income ($mil)	$11	$16	$18	$19	$20	$22
Net Income Per Share	$0.73	$1.01	$1.08	$1.17	$1.25	$1.35
Regular Dividends Per Share	$0.32	$0.40	$0.43	$0.47	$0.50	$0.54
Tangible Book Value Per Share	$11.52	$12.15	$12.82	$13.52	$14.28	$15.09
Tangible Equity/Tangible Assets	11.51%	11.74%	11.87%	12.06%	12.25%	12.46%
Return on Average Assets	0.75%	0.97%	1.01%	1.04%	1.08%	1.12%

Tangible book value per share and tangible equity to tangible assets are measures that are not calculated in accordance with GAAP. Neither tangible book value per share nor tangible equity to tangible assets should be considered in isolation or as a substitute for any measure calculated in accordance with GAAP. Moreover, the manner in which tangible book value per share and tangible equity to tangible assets is calculated may differ from that of other companies reporting measures with similar names. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied, and are not audited.

The Projections were, in general, prepared solely for internal use and are subjective in many respects and therefore subject to interpretation.  The inclusion of the Projections in this Current Report should not be regarded as an indication that any of Washington Banking, Heritage, or Sandler, or any other recipient of this information considered, or now considers, the Projections to be necessarily predictive of actual future results.  While presented with numeric specificity, the Projections, which were not prepared in the ordinary course of business, were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of Washington Banking’s or Heritage’s management, including, without limitation, the factors identified in the Proxy Statement in the section entitled “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS,” Item 1A “Risk Factors” in Washington Banking’s and Heritage’s Annual Reports on Form 10-K for the year ended December 31, 2013, and all other reports subsequently filed by such companies with the SEC.  Accordingly, actual results could vary significantly from those set forth in such forecasts.

The Projections also reflect assumptions as to certain business decisions that are subject to change.  In addition, the Projections do not take into account any circumstances or events occurring after the date on which they were prepared and, accordingly, do not give effect to the Merger or any changes to Washington Banking’s or Heritage’s operations or strategies that may be implemented after the Merger is consummated.  Accordingly, there can be no assurance that the Projections will be realized or that actual results will not be materially different from the estimates. Washington Banking’s and Heritage’s filings with the SEC are available at www.sec.gov. Readers of this Current Report are cautioned not to place reliance on the Projections set forth above.

The inclusion of the Projections in this Current Report should not be regarded as an indication that any of Washington Banking, Heritage, Sandler or their affiliates, advisors, officers, directors or representatives considered or consider the Projections to be predictive of actual future events, and the Projections should not be relied upon as such.  None of Washington Banking, Heritage, Sandler or their affiliates, advisors or representatives can give any assurance that actual results will not differ from the Projections, and none of them undertakes any obligation to update or otherwise revise or reconcile the Projections to reflect circumstances existing after the date such Projections were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Projections are shown to be in error.  None of Washington Banking, Heritage, Sandler or their affiliates, advisors, officers, directors or representatives intends to make publicly available any update or other revisions to the Projections, except as required by law.  None of Washington Banking, Heritage, Sandler or their affiliates, advisors, officers, directors or representatives has made or makes any representation to any shareholder or other person regarding the ultimate performance of Washington Banking or Heritage compared to the financial information contained in the Projections that forecasted results will be achieved.  Neither Washington Banking nor Heritage has made any representation to the other party or its affiliates, advisors, officers, directors or representatives, in the Merger Agreement or otherwise, concerning the Projections.

The Projections were not prepared with a view toward public disclosure, nor were they prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information.  This information is not fact and should not be relied upon as being necessarily indicative of future results, and readers of this Current Report are cautioned not to place reliance on such information.  Neither Washington Banking’s nor Heritage’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the Projections, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the Projections. The inclusion of the Projections herein should not be deemed an admission or representation by Washington Banking or Heritage that they are viewed by Washington Banking or Heritage as material information of Washington Banking or Heritage, respectively, particularly in light of the inherent risks and uncertainties associated with such forecasts.

The following disclosure supplements the section of the Proxy Statement entitled “Comparable Company Analysis” on pages 72-73. The following disclosure is inserted after the first chart (and related notes) on page 73.

The following tables provide information for each of the peer group members. Financial information in the tables is based on GAAP results as of June 30, 2013, unless otherwise noted, and Price / Estimated Earnings Per Share information is based on consensus earnings per share estimates.

	TriCo Bancshares	Pacific Premier Bancorp, Inc.¹	Pacific Continental Corp.¹ ²	Bank of Marin Bancorp²
Total Assets (in millions)	$2,588	$1,558	$1,455	$1,484
Last Twelve Months Return on Average Assets	1.0%	1.0%	1.0%	1.1%
Last Twelve Months Return on Average Tangible Equity	11.4%	10.1%	9.1%	10.7%
Non-Performing Assets / Total Assets	3.9%	0.2%	na	na
Tangible Equity / Tangible Assets	8.7%	9.4%	10.9%	10.9%
Stock Price (as of 10/22/13)	$23.72	$14.13	$13.98	$43.57
Market Capitalization (in millions)	$381	$235	$250	$238
Price / Tangible Book Value	171%	164%	160%	147%
Price / Last Twelve Months’ Earnings Per Share	15.6x	16.4x	17.4x	14.4x
Price / Estimated 2013 Earnings Per Share	13.8x	nm	17.9x	15.7x
Price / Estimated 2014 Earnings Per Share	14.9x	11.5x	15.3x	14.5x
Dividend Yield	1.9%	0.0%	2.9%	1.7%
3 Months Total Return	5.1%	3.1%	3.8%	-2.0%
1 Year Total Return	52.6%	24.3%	59.9%	12.6%

Notes: [1]LTM profitability adjusted for one-time items. [2]Financial data is as of September 30, 2013.

	Heritage Commerce Corp	Cascade Bancorp	CU Bancorp¹	Northrim BanCorp, Inc.¹	Heritage Oaks Bancorp¹
Total Assets (in millions)	$1,400	$1,366	$1,279	$1,165	$1,097
Last Twelve Months Return on Average Assets	0.7%	nm	0.5%	1.2%	0.8%
Last Twelve Months Return on Average Tangible Equity	5.8%	nm	6.3%	10.6%	8.1%
Non-Performing Assets / Total Assets	1.1%	3.4%	1.1%	1.2%	1.5%
Tangible Equity / Tangible Assets	11.9%	13.8%	9.1%	11.4%	12.3%
Stock Price (as of 10/22/2013)	$7.67	$5.96	$19.13	$23.67	$6.61

Market Capitalization (in millions)	$202	$245	$284	$205	$154
Price / Tangible Book Value	138%	151%	177%	117%	153%
Price / Last Twelve Months’ Earnings Per Share	24.0x	nm	28.8x	11.6x	20.1x
Price / Estimated 2013 Earnings Per Share	22.6x	nm	22.4x	13.0x	15.2x
Price / Estimated 2014 Earnings Per Share	19.9x	nm	19.1x	13.2x	14.1x
Dividend Yield	1.6%	0.0%	0.0%	2.9%	0.0%
3 Months Total Return	1.9%	-8.6%	12.6%	-12.8%	-1.5%
1 Year Total Return	16.0%	17.1%	53.0%	17.3%	22.9%

Notes:

1LTM profitability adjusted for one-time items.

The following disclosure supplements the sections of the Proxy Statement entitled “Washington Banking—Net Present Value Analysis” and “Heritage—Net Present Value Analysis” on pages 72-76. The following disclosure is inserted after the sentence on page 74 and also after the first paragraph on page 76.

The following table describes a discount rate calculations for Washington Banking and Heritage prepared by Sandler. The discount rate equals the sum of the risk free rate, the equity risk premium, the size premium and the industry premium.

Risk Free Rate	2.54%	10 Year UST Yield
Equity Risk Premium	5.70%	Ibbotson 60 year market analysis
Size Premium	3.81%	Ibbotson size premium (market capitalization of $1-$514 million)
Industry Premium	3.20%	Ibbotson industry premium (depository institutions)
Discount Rate	15.25%

The following disclosure supplements the section of the Proxy Statement entitled “Analysis of Selected Merger Transactions” on pages 76-77. The following disclosure is inserted after the notes at the top of page 77.

The following table provides information for each of the comparable transactions in the first group of comparable merger and acquisition transactions.

	Banner Corporation/ Home Federal Bancorp, Inc.	East West Bancorp, Inc./ MetroCorp Bancshares, Inc.	Old National Bancorp/ Tower Financial Corporation	CenterState Banks, Inc./ Gulfstream Bancshares, Inc.¹
Transaction Value / Book Value Per Share	115%	154%	175%	144%
Transaction Value / Tangible Book Value Per Share	116%	167%	175%	144%
Transaction Value / Last Twelve Months’ Earnings Per Share	nm	23.9x	15.9x	14.4x
Transaction Value / Median Estimated 2013 Earnings Per Share	nm	23.9x	16.1x	na
Tangible Book Premium to Core Deposits	3.7%	12.0%	9.8%	6.0%
One-day Premium to Stock Price	5.9%	34.7%	44.8%	na

Notes: 1LTM EPS adjusted for one-time items.

Wilshire Bancorp, Inc./ Saehan Bancorp	First Fed. Bancshares of AR, Inc./ First National Security Co.	F.N.B. Corporation/ BCSB Bancorp, Inc.	Union First Market Bankshares Corporation/ StellarOne Corp.

Transaction Value / Book Value Per Share	170%	84%	134%	103%
Transaction Value / Tangible Book Value Per Share	170%	137%	134%	142%
Transaction Value / Last Twelve Months’ Earnings Per Share	nm	14.2x	nm	19.9x
Transaction Value / Median Estimated 2013 Earnings Per Share	na	na	na	18.8x
Tangible Book Premium to Core Deposits	11.3%	5.2%	4.6%	6.0%
One-day Premium to Stock Price	-3.5%	na	38.7%	20.3%

	Home BancShares, Inc./ Liberty Bancshares, Inc	SCBT Financial Corporation/ First Financial Holdings, Inc.¹	United Bankshares, Inc./ Virginia Commerce Bancorp, Inc.¹	PacWest Bancorp/ First California Financial Group, Inc.¹
Transaction Value / Book Value Per Share	106%	127%	183%	111%
Transaction Value / Tangible Book Value Per Share	162%	132%	183%	170%
Transaction Value / Last Twelve Months’ Earnings Per Share	12.7x	12.7x	27.1x	25.2x
Transaction Value / Median Estimated 2013 Earnings Per Share	na	15.3x	16.8x	20.0x
Tangible Book Premium to Core Deposits	6.6%	3.4%	12.6%	7.3%
One-day Premium to Stock Price	na	10.2%	17.6%	17.5%

Notes: 1LTM EPS adjusted for one-time items. The following table provides information for each of the comparable transactions in group two.

	Umpqua Holdings Corp./ Sterling Financial Corp.¹	Mercantile Bank Corp./ Firstbank Corp.	PacWest Bancorp/ CapitalSource Inc.¹	Union First Market Bankshares Corp./ StellarOne Corp.
Target Ownership	49%	49%	61%	48%
Transaction Value / Book Value Per Share	160%	116%	150%	103%
Transaction Value / Tangible Book Value Per Share	167%	160%	169%	142%
Transaction Value / Last Twelve Months’ Earnings Per Share	21.6x	13.9x	17.9x	19.9x
Transaction Value / Median Estimated 2013 Earnings Per Share	19.4x	13.1x	19.1x	18.8x
Tangible Book Premium to Core Deposits	14.2%	5.6%	35.4%	6.0%
One-day Premium to Stock Price	13.9%	8.5%	20.1%	20.3%

Notes: 1LTM EPS adjusted for one-time items.

Peoples Financial Services Corp./ Penseco Financial Services Corp.	Provident New York Bancorp/ Sterling Bancorp

Target Ownership	59%	47%
Transaction Value / Book Value Per Share	117%	150%
Transaction Value / Tangible Book Value Per Share	147%	168%
Transaction Value / Last Twelve Months’ Earnings Per Share	15.1x	17.1x
Transaction Value / Median Estimated 2013 Earnings Per Share	na	15.4x
Tangible Book Premium to Core Deposits	7.6%	8.1%
One-day Premium to Stock Price	25.2%	11.4%

The following disclosure supplements the Proxy Statement and is inserted after the second full paragraph on page 78.

Summary of Analyst Estimates and Price Targets

Sandler reviewed analyst estimated earnings per share for Washington Banking for 2013 and 2014 along with analyst estimated future price targets. The mean and median for 2013 and 2014 earnings per share and future price targets for Washington Banking were based on reports from six research analysts.

Summary of Washington Banking Analyst Estimates and Price Targets

	EPS
	2013	2014	Future Price Target
Mean	$1.00	$1.03	$16.00
Median	1.01	1.03	16.00

Sandler reviewed analyst estimated earnings per share for Heritage for 2013 and 2014 along with analyst estimated future price targets. The mean and median for 2013 and 2014 earnings per share and future price targets for Heritage were based on reports from six research analysts.

Summary of Heritage Analyst Estimates and Price Targets

	EPS
	2013	2014	Future Price Target
Mean	$0.79	$1.01	$17.25
Median	0.80	0.99	17.00

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Current Report are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 expressing the expectations or predictions of Heritage or Washington Banking of future financial or business performance or conditions.  Forward-looking statements are typically identified by present verbs such as “believe,” “expect,” “anticipate,” “intend,” “target” or “estimate,” by nouns such as “targets,” “estimates,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions.  Such forward-looking statements include, but are not limited to, statements about the possible benefits of the business combination involving Washington Banking and Heritage, projections of future financial and operating results, statements about the combined company’s plans, objectives, expectations and intentions and other statements concerning matters that are not historical facts.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time.  In addition to factors discussed in the Proxy Statement under “Risk Factors” and factors previously disclosed in Heritage’s and Washington Banking’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements:

•         expected revenues, cost savings, synergies and other benefits from the merger and Heritage’s recent acquisitions of Northwest Commercial Bank and Valley Community Bancshares, Inc. and its subsidiary Valley Bank might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected;

•         the requisite shareholder and regulatory approvals for the merger might not be obtained;

•         the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans originated and loans acquired from other financial institutions;

•         results of examinations by regulatory authorities, including the possibility that any such regulatory authority may, among other things, require increases in the allowance for loan losses or writing down of assets;

•         changes in liquidity of the combined company;

•         competitive pressures among depository institutions;

•         interest rate movements and their impact on customer behavior and net interest margin;

•         the impact of repricing and competitors’ pricing initiatives on loan and deposit products;

•         fluctuations in real estate values;

•         changes in both companies’ businesses during the period between now and the completion of the merger may have adverse impacts on the combined company;

•         the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place;

•         the ability to access cost-effective funding;

•         changes in financial markets;

•         changes in economic conditions in general and in Western Washington and the Pacific Northwest in particular;

•         the costs, effects and outcomes of litigation;

•         new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and regulations adopted thereunder, changes in capital requirements pursuant to the Dodd-Frank Act and the implementation of the Basel III capital standards, other governmental initiatives affecting the financial services industry and changes in federal and/or state tax laws or interpretations thereof by taxing authorities;

•         changes in accounting principles, policies or guidelines;

•         future acquisitions by Heritage of other depository institutions or lines of business; and

•         future goodwill impairment due to changes in Heritage’s business, changes in market conditions, or other factors.

For any forward-looking statements made in this Current Report, Heritage and Washington Banking claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  You are cautioned not to place undue reliance on these statements, which speak only as of the date of this Current Report.  Heritage and Washington Banking do not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the dates on which the forward-looking statements are made.  All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this Current Report and attributable to Heritage, Washington Banking or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report.

ADDITIONAL INFORMATION

Heritage has filed a registration statement on Form S-4 with the SEC in connection with the proposed business combination transaction involving Washington Banking and Heritage. The registration statement includes a joint proxy statement of Washington Banking and Heritage that also constitutes a prospectus of Heritage, which has been mailed to the shareholders of Washington Banking and Heritage. Shareholders are advised to read the joint proxy statement/prospectus because it contains important information about Washington Banking, Heritage and the proposed transaction. This document and other documents relating to the Merger filed by Washington Banking and Heritage can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing Washington Banking’s website at http://investor.washingtonbanking.info/docs.aspx?iid=1025104 or by accessing Heritage’s website at http://www.hf-wa.com/docs.aspx?iid=1024198. Alternatively, these documents can be obtained free of charge from Washington Banking, upon written request to Washington Banking Company, Secretary, 450 SW Bayshore Drive, Oak Harbor, Washington 98277 or by calling (360) 240-6458, or from Heritage upon written request to Heritage Financial Corporation, Secretary, 201 Fifth Avenue S.W., Olympia, WA 98501 or by calling (360) 943-1500.

PARTICIPANTS IN THIS TRANSACTION

Washington Banking, Heritage and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about these participants may be found in the definitive proxy statement of Washington Banking relating to its 2013 Annual Meeting of Shareholders filed with the SEC on March 26, 2013, and the definitive proxy statement of Heritage relating to its 2013 Annual Meeting of Shareholders filed with the SEC by Heritage on March 19, 2013. These definitive proxy statements can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants is also included in the joint proxy statement/prospectus regarding the proposed transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WASHINGTON BANKING COMPANY
Dated: April 4, 2014	By: /s/ Richard Shields Richard A. Shields EVP and Chief Financial Officer